U.S. GLOBAL INVESTORS FUNDS

Emerging Europe Fund (the “Fund”)

Investor Class Shares

Supplement dated March 4, 2022, to the Prospectus dated May 1, 2021

Due to Russia’s recent military interventions in Ukraine and the resulting sanctions levied by the United States, European Union, and other countries against Russia, and pending resolution of the current situation, the Fund has significantly reduced its exposure to Russian issuers. To the extent that the Fund continues to maintain some exposure to Russian issuers, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired as a result of such sanctions.

In light of the foregoing, the Fund’s Prospectus is hereby supplemented as follows:

1.	The following disclosure is hereby added as the second paragraph of the “Eastern European Securities Risk” disclosure located in the section entitled “Principal Risks,” beginning on page 21 of the Fund’s Prospectus:

Russia's recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

2.	The following disclosure is hereby inserted at the end of the third paragraph of the “Eastern European Securities Risk” disclosure located in the section entitled “Principal Risks” on page 43 of the Fund’s Prospectus:

Russia's recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

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For more information, please contact a Fund customer service representative toll free at

1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.

U.S. GLOBAL INVESTORS FUNDS

Emerging Europe Fund (the “Fund”)

Investor Class Shares

Supplement dated March 4, 2022, to the Statement of Additional Information (“SAI”) dated May 1, 2021

Due to Russia’s recent military interventions in Ukraine and the resulting sanctions levied by the United States, European Union, and other countries against Russia, and pending resolution of the current situation, the Fund has significantly reduced its exposure to Russian issuers. To the extent that the Fund continues to maintain some exposure to Russian issuers, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired as a result of such sanctions.

In light of the foregoing, the Fund’s SAI is hereby supplemented as follows:

1.	In the section entitled “Investment Strategies and Risks,” the sub-section entitled “Geographic Risk” for the Fund, beginning on page 7 of the SAI, is hereby deleted in its entirety and replaced with the following:

EMERGING EUROPE FUND

GEOGRAPHIC RISK.

The Czech Republic. The Czech Republic joined the European Union (EU) in 2004. Joining the EU has resulted in a convergence with Western European standards and a modernization of the Czech Republic’s regulatory environment. The market-oriented economy in the Czech Republic is young in comparison to the United States and Western Europe Countries.

Greece. Greece joined the EU in 1981 and adopted the euro in 2002. In recent years, Greece was downgraded from a Developed Market to an Emerging Market by MSCI, Russell Indexes, and S&P Dow Jones, and the FTSE Index has Greece on its developed market watch list. Current political risk may present excess volatility in the Greek market.

Hungary. Hungary’s market oriented reforms are relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete. Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy. Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

Poland. The security market in Poland is relatively new, and therefore, investors may be subject to new or amended laws and regulations. Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Russia. One of the largest problems in the Russian equity market continues to be shareholders’ property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders’ register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as their registrar, in practice a company’s register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.

In response to Russia’s recent military interventions in Ukraine, the United States, the European Union, and other countries have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets.

Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Any retaliatory actions by Russia may further impair the value and liquidity of a fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or the European Union may also cause a decline in the value of a fund’s shares.

Slovenia. The Republic of Slovenia is situated between Italy, Austria and Croatia. Slovenia’s transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade. Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia’s risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.

Turkey. Turkey is a democratic, secular, unitary, constitutional republic whose political system was established in 1923 under the leadership of Mustafa Kemal Atatürk, following the fall of the Ottoman Empire in the aftermath of World War I. Since then, Turkey has become increasingly integrated with the West through membership in organizations such as the Council of Europe, NATO, OECD, OSCE and the G-20 major economies. Turkey began full membership negotiations with the European Union in 2005, having been an associate member of the EEC since 1963, and having reached a customs union agreement in 1995. Meanwhile, as a Muslim- majority country, Turkey has continued to foster close cultural, political, economic and industrial relations with the Eastern world, particularly with the states of the Middle East and Central Asia, through membership in organizations such as the OIC and ECO.

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For more information, please contact a Fund customer service representative toll free at

1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.